SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 22, 2000


                              FIRSTBANK CORPORATION
                          (Exact name of registrant as
                            specified in its charter)


     Michigan                       0-14209                     38-2633910
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification no.)
  incorporation)

     311 Woodworth Avenue
        Alma, Michigan                                             48801
(Address of principal executive office)                          (Zip Code)

                         Registrant's telephone number,
                       including area code: (517) 463-3131

Item 5.     Other Events.

            On November 22, 2000, Firstbank Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K. The press release is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.

            (c)      Exhibits:

                     99.1     Press Release dated November 22, 2000

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 29, 2000              FIRSTBANK CORPORATION
                                       (Registrant)


                                       By: /s/ Thomas R. Sullivan
                                           Thomas R. Sullivan
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number       Document

      99.1           Press Release Dated November 22, 2000

                                  EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE                                      Contact: Tom Sullivan
Date Submitted: November 22, 2000                                President & CEO
OTCBB: FBMI                                                       (517) 466-7347


                   FIRSTBANK CORPORATION NAMES SAMUEL G. STONE
                             CHIEF FINANCIAL OFFICER

Tom Sullivan, President and Chief Executive Officer of Firstbank Corporation, announced that the Board of Directors has appointed Samuel G. Stone as Vice President and Chief Financial Officer of Firstbank Corporation.

Stone has an extensive financial and banking background. Since 1998, he has served as Senior Vice President - Corporate Planning of National City Corporation (successor to First of America). Previous positions Stone held during his 28-year tenure with First of America included Senior Vice President and Treasurer, Vice President - Director of Corporate Planning, and Vice President - Trust Investments.

Tom Sullivan stated, "We are extremely pleased that Sam Stone has elected to join Firstbank Corporation. Sam's depth of experience in the strategic planning, capital management and merger and acquisition areas, will certainly be an asset to our company as we focus our efforts on expanding our family of banks while increasing shareholder value."

Stone commented, "I am very enthusiastic about joining Firstbank Corporation because of its strong community banking philosophy. This innovative and growing company provides a unique opportunity to utilize the experience and skills acquired during my tenure with First of America and National City."

Stone's education credentials include earning a B.A. degree in economics from Duke University and an M.B.A. from the University of Chicago. Stone has also obtained the Chartered Financial Analyst (CFA) certification.

Dedicated to community involvement, Stone has been involved in the Boy Scouts of America, served as past Chapter Chairman of the American Red Cross and was Company Campaign Director for the Greater Kalamazoo United Way.

Firstbank Corporation, headquartered in Alma, Michigan is currently a five bank financial services company with assets of $712 million and 35 offices located in central and northeast Michigan. Bank subsidiaries include: Firstbank - Alma; Firstbank (Mt. Pleasant); Firstbank - West Branch; Firstbank - Lakeview, and Firstbank - St. Johns. Other corporate affiliates include 1st Armored, Inc.; 1st Collections, Inc.; 1st Title; Gladwin Land Company, Inc.; and 1st Real Estate. Investment services are available through affiliations with Raymond James Financial Services Inc., SunAmerica Securities Inc. and SII Investments.